UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2014, Par Petroleum Corporation, a Delaware corporation (the “Company,” “we,” “our” and “us”), and its wholly owned indirect subsidiary (the “Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”) with Koko’oha Investments, Inc., a Hawaii corporation (“Koko’oha”), and Bill D. Mills, in his capacity as the shareholders’ representative (the “Shareholders’ Representative”). Koko’oha owns 100% of the outstanding membership interests of Mid Pac Petroleum, LLC, a Delaware limited liability company (“Mid Pac”), which is the exclusive licensee of the ‘76 brand in the State of Hawaii and the owner/operator of several terminals and retail gasoline stations. Pursuant to the Merger Agreement, the Company will acquire 100% of the membership interests of Mid Pac through the merger (the “Merger” or “Mid Pac Acquisition”) of Merger Sub with and into Koko’oha, with Koko’oha being the surviving corporation following the Merger. In connection with the Merger, all of the issued and outstanding common stock of Koko’oha will be converted into the right to receive cash consideration.

Mid Pac distributes gasoline and diesel through over 80 locations across the State of Hawaii, owns four terminals and has throughput rights to a fifth. Mid Pac has the exclusive rights to the ‘76 brand in Hawaii through 2024. During the twelve months ended September 30, 2013, Mid Pac sold 80 million gallons of fuel (5,217 bopd) of which 65 million gallons was gasoline (4,224 bopd). All of the gasoline sales would be incremental sales to us. Mid Pac also offers Hawaii Independent Energy LLC (“HIE”) access to the Kauai marketplace through Mid Pac’s Kauai terminal and network of three retail and eight card lock sites. In addition, Mid Pac is the fee owner of 22 of its retail sites, the floor of its current office space in downtown Honolulu and three unimproved land parcels on Kauai.

The acquisition of Mid Pac and its network of terminals and retail sites, together with its substantial real estate holdings, complements our current Hawaii operations and assets. The addition of over 4,000 barrels per day of gasoline sales (based on Mid Pac’s average for the twelve months ended September 30, 2013) will significantly increase our on-island gasoline sales. Mid Pac’s added volume represents between 20% and 33% of our gasoline range depending on crude slate and throughput and will reduce requirements to export gasoline range material. Historically, we estimate that each exported barrel of product costs us between $6 and $10 per barrel (including shipping costs, lost product value, and other costs). Relieving export pressure could significantly improve our realized prices on products sold. Additionally, we believe that the value represented by Mid Pac’s fee owned real estate will provide a competitive advantage by offering us additional leverage opportunities and sources of capital.

The aggregate consideration to be paid in cash at the closing of the Merger Agreement, prior to certain post-closing purchase price adjustments, will be $107 million (less approximately $10 million already paid into an escrow account), minus estimated long-term liabilities, minus a pre-closing price adjustment, if any, plus or minus adjustments for net working capital, and plus estimated merchandise inventory value and product inventory value (the “Merger Consideration”). The Merger Consideration may be reduced if there exists, prior to the closing of the Merger Agreement, a breach of one or more representations, warranties or covenants of Koko’oha or an event or condition that causes, or could be reasonably expected to cause, a total loss of or diminution in, the value of Koko’oha or its subsidiaries or their respective businesses or assets. We will deposit $500,000 of the merger consideration into an account designated by the shareholders’ representative to be used to pay the costs and expenses incurred by the shareholders’ representative in performing his duties.

The closing of the Merger Agreement is subject to certain customary closing conditions, including obtaining certain third party consents and approvals to the Merger and expiration or termination of the applicable waiting period, including any extensions thereof, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”). For additional information on the Merger Agreement and the Merger, see the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2014.

This Current Report on Form 8-K provides certain financial information with respect to Koko’oha and its subsidiaries. The consolidated financial statements of Koko’oha and its subsidiaries which include the consolidated balance sheet as of September 30, 2013, and the related consolidated statements of operations, stockholders’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements, together with the report of Deloitte & Touche LLP, independent auditors, concerning those statements and related notes, and the unaudited condensed consolidated balance sheet as of March 31, 2014, and the related unaudited condensed consolidated statements of operations and cash flows for the six months ended March 31, 2014 and 2013, and the related notes to the condensed consolidated financial statements, are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Risks related to the Mid Pac Acquisition

Below are additional risks relating to the Mid Pac Acquisition. If any of the following risks, or any risk described in our most recently filed Annual Report on Form 10-K, as amended, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings, actually occurs, our business, business prospects, financial condition, results of operations or cash flows could be materially adversely affected.

The representations, warranties and indemnification obligations of Koko’oha in the Merger Agreement are limited; as a result, the assumptions on which our estimates of future results contemplated by the Merger Agreement have been based may prove to be incorrect in a number of material ways, resulting in our not realizing the expected benefits of the Mid Pac Acquisition, if completed.

The representations and warranties of Koko’oha contained in the Merger Agreement are limited. In addition, the agreement provides limited indemnities. As a result, the assumptions on which our estimates of future results of the transactions contemplated by the Merger Agreement have been based may prove to be incorrect in a number of material ways, resulting in our not realizing the expected benefits of the Mid Pac Acquisition, including anticipated increased cash flows.

Acquisitions, such as the Mid Pac Acquisition, if completed, may prove to be worth less than we paid because of uncertainties in evaluating potential liabilities.

Our recent growth is due in large part to acquisitions, such as the acquisitions of Texadian Energy, Inc. (“Texadian”), HIE and, if completed, the Mid Pac Acquisition. We expect acquisitions, such as the acquisitions of Texadian, HIE and, if completed, the Mid Pac Acquisition, to be instrumental to our future growth. Successful acquisitions require an assessment of a number of factors, including estimates of potential unknown and contingent liabilities. Such assessments are inexact and their accuracy is inherently uncertain. In connection with our assessments, we perform due diligence reviews of acquired companies and their businesses that we believe are generally consistent with industry practices. However, such reviews will not reveal all existing or potential problems. In addition, our reviews may not permit us to become sufficiently familiar with potential environmental problems or other contingent and unknown liabilities that may exist or arise. We conducted limited due diligence in connection with the Mid Pac Acquisition prior to signing the Merger Agreement and are continuing to conduct due diligence during the period between the signing and closing of the acquisition. Certain due diligence related to competitive factors will not be known until the HSR review is completed. As a result, there may be unknown and contingent liabilities related to Mid Pac and its business of which we are unaware. We could be liable for unknown obligations relating to the Mid Pac Acquisition, if completed, for which indemnification is not available, which could materially adversely affect our business, results of operations and cash flow.

We may have difficulty integrating and managing the growth associated with the Mid Pac Acquisition.

The Mid Pac Acquisition, if completed, is expected to result in a significant growth in our assets and revenues and may place a significant strain on our financial, technical, operational, and administrative resources. We may not be able to integrate the operations of Mid Pac without increases in costs, losses in revenues, or other difficulties. In addition, we may not be able to realize the operating efficiencies, synergies, costs savings, or other benefits expected from the Mid Pac Acquisition. Any unexpected costs or delays incurred in connection with such integration could have an adverse effect on our business, results of operations or financial condition. We believe our general and administrative expenses for the third quarter and fourth quarter of 2014 will increase due to the Mid Pac Acquisition, including integrating the acquired business of Mid Pac. We have hired or intend to hire additional new employees that we expect will be required to manage the business of Mid Pac and plan to add resources as needed as we scale up our business. However, we may experience difficulties in finding the additional qualified personnel. In an effort to stay on schedule with our planned activities, we intend to supplement our staff with contract and consultant personnel until we are able to hire new employees. Our ability to continue to grow after this acquisition will depend upon a number of factors, including our ability to identify and acquire new acquisition targets, our ability to continue to retain and attract skilled personnel, the results of our acquisition efforts, and access to capital. We may not be successful in achieving or managing growth and any such failure could have a material adverse effect on us.

Obtaining required regulatory approvals may prevent or delay completion of the Mid Pac Acquisition or reduce the anticipated benefits of the Mid Pac Acquisition or may require changes to the structure or terms of the Mid Pac Acquisition.

Completion of the Mid Pac Acquisition is conditioned upon, among other things, the expiration or termination of the applicable waiting period, including any extension thereof, under HSR. The time it takes to obtain these approvals may delay the completion of the Mid Pac Acquisition. Further, regulatory authorities may place certain conditions on their approval of the transaction. Satisfying these conditions may also delay the completion of the transaction and/or may reduce the anticipated benefits of the Mid Pac Acquisition, which could have a material adverse effect on our business and cash flows, financial condition and results of operations. Additionally, at any time before or after the transaction is completed, the Antitrust Division of the Department of Justice, the Federal Trade Commission or U.S. state attorneys general could take action under the antitrust laws in opposition to the transaction, including seeking to enjoin completion of the transaction, condition completion of the transaction upon the divestiture of certain assets or impose restrictions on the post-closing operations. Any of these requirements or restrictions may prevent or delay completion of the Mid Pac Acquisition or may reduce the anticipated benefits of the Mid Pac Acquisition, which could also have a material adverse effect on our business and cash flows, financial condition and results of operations.

The results of our ongoing due diligence in connection with the Mid Pac Acquisition could have a significant negative effect on our financial condition and results of operations.

We conducted limited due diligence in connection with the Mid Pac Acquisition prior to signing the Merger Agreement and are continuing to conduct due diligence during the period between the signing and closing of the acquisition. Certain due diligence related to competitive factors will not be known until the HSR review is completed. Intensive due diligence is time consuming and expensive due to the operations, accounting, finance and legal professionals who must be involved in the due diligence process and the fact that such efforts do not always lead to a consummated transaction. Diligence may not reveal all material issues that may affect a particular entity. In addition, factors outside the control of the entity and outside of our control may later arise. If, during the diligence process, we fail to identify issues specific to an entity or the environment in which the entity operates, we may be forced to later write down or write off assets, restructure our operations, or incur impairment or other charges that could result in other reporting losses. In addition, charges of this nature may cause us to violate net worth or other covenants to which we may become subject if we obtain debt financing. We cannot assure you that we will not have to take write-downs or write-offs in connection with the acquisitions of certain of the assets and assumption of certain liabilities of Mid Pac, which could have a negative effect on our financial condition and results of operation following closing.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to successfully complete the pending acquisition of Mid Pac, integrate it into our operations and realize the anticipated benefits from the acquisition; our ability to identify all potential risks and liabilities in our due diligence of Mid Pac and its business; any unexpected costs or delays in connection with the pending acquisition of Mid Pac; risks associated with the integration of HIE; the volatility of crude oil and refined product prices; uncertainties inherent in estimating oil, natural gas and NGL reserves; environmental risks; and risks of political or regulatory changes. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure that the assumptions upon which these statements are based will prove to have been correct. Important risk factors that may affect the Company’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, as amended, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Consolidated Financial Statements of Koko’oha Investments, Inc. and subsidiaries as of and for the year ended September 30, 2013.

99.2	Unaudited Condensed Consolidated Balance Sheet of Koko’oha Investments, Inc. and subsidiaries as of March 31, 2014 and the related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the six months ended March 31, 2014 and 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: July 21, 2014	/s/ Brice Tarzwell
Brice Tarzwell
Senior Vice President, Chief Legal Officer and Secretary

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